Aberdeen Funds

(the “Trust”)

Aberdeen Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated June 30, 2021 to the Fund’s Statutory Prospectus,

dated February 26, 2021, as supplemented to date (the “Prospectus”)

The following replaces the Portfolio Managers table for the Fund in the section entitled, “Summary — Aberdeen Global Absolute Return Strategies Fund — Portfolio Managers” on page 52 of the Prospectus:

Name	Title	Served on the Fund Since
Katy Forbes, CFA®	Investment Director	2019
Thomas Maxwell, CFA®	Investment Director	2020
Scott Smith, CFA®	Investment Director	2019
Alistair Veitch	Investment Director	2021

The following replaces the information for the Fund in the section entitled, “Fund Management — Portfolio Management” on page 142 of the Prospectus:

Portfolio Managers	Funds

Katy Forbes, CFA®, Investment Director
Katy Forbes is an Investment Director in the Multi-Asset Investing team at Aberdeen Standard Investments. She is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team. She joined the Government bond team in 2008 as a secondary manager on the inflation-linked bond funds and was appointed primary manager of UK inflation-linked funds in 2010. Katy joined Standard Life Investments in 2001 holding various roles on the Treasury team and as Asset and Liability Manager for Standard Life Bank. She holds a BSc (1st class honors) from the University of Edinburgh and is a CFA charterholder.

Aberdeen GARS® Fund

Thomas Maxwell, CFA®, Investment Director
Thomas Maxwell is an Investment Director in the Multi-Asset Solutions team at Aberdeen Standard Investments. Thomas is a co-manager of both Global Focused Strategies and the Absolute Return Global Bond Strategies and is a member of the Strategic Investment Group. Prior to joining the Multi-Asset Solutions team in July 2018, Thomas was a portfolio manager within the Credit team for global credit funds, and he had research responsibilities for the financial sector. Thomas joined Standard Life Investments in 2010 as a credit analyst. Thomas graduated with a BA (Hons) from Manchester University, holds the Investment Management Certificate and is a CFA charter holder.

Aberdeen GARS® Fund

Scott Smith, CFA®, Investment Director
Scott Smith is an Investment Director within Multi-Asset Fund Management at Aberdeen Standard Investments and is a member of the Strategic Investment Group and the GARS portfolio construction team. Scott is also responsible for ensuring that asset allocation views are expressed effectively and consistently across a range of internal and third party funds. Previous experience involved implementation and oversight of derivative-based absolute return strategies across the business. Scott joined Standard Life Investments in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Investing Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA Charterholder.

Aberdeen GARS® Fund

Alistair Veitch, Investment Director
Alistair is an Investment Director in the Multi-Asset Solutions Team at Aberdeen Standard Investments. He sits on the Strategic Investment Group, is Chairperson of the Emerging Market Steering Group and a member of the Equity, Commodity and Thematic Research Steering Groups. Alistair joined the company in January 2015 as an Investment Director in the Asia & GEM Equities team. Previously, Alistair worked at Blackrock Investment Management, where he managed Asia Pacific (ex-Japan) equity funds across a range of mandates and had responsibility for stock selection across the region. Alistair played an integral role in producing strong fund performance and substantial growth of assets under the team’s management. Prior to this, Alistair worked in the Asia Pacific Equity Teams at both Edinburgh Fund Managers and Scottish Equitable, from 1993-1997 and from 1997-1998 respectively. Alistair graduated with a MA Hons (Cantab) in Mathematics from Gonville and Caius College at the University of Cambridge. He also holds the IMC.

Aberdeen GARS® Fund

Please retain this Supplement for future reference

Aberdeen Funds

(the “Trust”)

Aberdeen Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated June 30, 2021 to the Fund’s Statement of Additional Information,

dated February 26, 2021, as supplemented to date (“SAI”)

All references to Neil Richardson are deleted from the SAI.

The following is added to the table in the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES — Portfolio Managers” beginning on page 145 of the SAI:

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Alistair Veitch*	GARS® Fund	None

* The information for Alistair Veitch is as of March 31, 2021.

The following is added to the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS” beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2020)
Alistair Veitch* GARS® Fund	Registered Investment Companies: 1 account, $0 total assets Other Pooled Investment Vehicles: 9 accounts, $4,121.58 total assets Other Accounts: 2 accounts, $6,813.46 total assets

* The information for Alistair Veitch is as of March 31, 2021.

Please retain this Supplement for future reference.